[logo]  MFS(SM)                                                    Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               December 31, 1997

-------------------------------------------------------------------------------
MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------

                               [graphic omitted]

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST (SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGER                                   INVESTOR SERVICE
Bernard A. Scozzafava*                              MFS Service Center, Inc.
                                                    P.O. Box 2281
TREASURER                                           Boston, MA 02107-9906
W. Thomas London*
                                                    For additional information,
ASSISTANT TREASURERS                                contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                     CUSTODIAN
James O. Yost*                                      State Street Bank and Trust Company

SECRETARY                                           AUDITORS
Stephen E. Cavan*                                   Deloitte & Touche LLP

ASSISTANT SECRETARY                                 WORLD WIDE WEB
James R. Bordewick, Jr.*                            www.mfs.com

[Dalbar logo] For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS
  Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near- term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed- income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    President, MFS Investment Management

    January 12, 1998

MFS HIGH INCOME SERIES

For the year ended December 31, 1997, the Series provided a total return of 13.52% (including the reinvestment of any distributions). This compares to a 12.76% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of publicly issued, noninvestment-grade debt, and to a 12.91% return for the Lipper High Yield Bond Fund Index as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Series' largest weighting was in the telecommunications industry, which posted the best returns in the high-yield market. In this industry, we have focused on the bonds of competitive local exchange carriers (CLECs), which offer an array of telephone services and compete primarily with the Baby Bells for business customers. We favored this sector because we believe deregulation provides CLECs with many growth opportunities. In addition, these companies have experienced strong customer demand because their new fiber optic networks offer reliable low-cost service. The Series also benefited from consolidation in the telecommunications sector because some of its holdings, including Brooks Fiber and Orion Network Systems, were acquired by investment-grade companies.

Emerging-market corporate and sovereign bond prices have weakened in response to the Asian currency crisis. The Series benefited from an underweighting in this sector. In addition, we have reduced positions in domestic companies with significant export exposure to Asia. While we will look for investment opportunities in this area as bond prices decline, we do not expect this sector to be a significant component of the portfolio.

Given the high-yield market's strength over the past year, the Series' performance was hindered by its overweighted position in defensive industries such as consumer products. Going forward, we will continue to favor higher-quality companies and avoid more speculative situations, given our outlook for slower economic growth resulting from Asia's economic problems.

The past year was a robust one for the high-yield market. High-yield bonds were once again one of the best-performing fixed-income asset classes, and new issuance hit a record $119 billion, surpassing the previous record by $47 billion. The domestic economy continues to exhibit sound fundamentals and, therefore, we expect the high-yield market's healthy performance to carry through into 1998. As always, our investment process will be committed to developing rewarding ideas through rigorous credit research.

    Respectfully,

/s/ Bernard A. Scozzafava

    Bernard A. Scozzafava
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991 and Vice President in 1993. A graduate of Hamilton College, he holds an M.S. degree from the Massachusetts Institute of Technology and has managed MFS High Income Series since June 1997.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS High Income Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1995, through December 31, 1997)

      MFS High Income  Lipper High Yield  Consumer Price    Lehman Brothers
       Series - VIT     Bond Fund Index     Index - U.S.  High Yield Bond Index
-------------------------------------------------------------------------------
 8/95    $10,000             $10,000         $10,000           $10,000
12/95     10,525              10,417          10,059            10,470
12/96     11,767              11,736          10,400            11,660
12/97     13,369              13,252          10,623            13,146



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997
                                                      1 Year    Life of Series*
-------------------------------------------------------------------------------
MFS High Income Series                               +13.52%           +12.66%
-------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index**                  +12.91%           +12.36%
-------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index**              +12.76%           +11.98%
-------------------------------------------------------------------------------
Consumer Price Index#+                               + 2.15%           + 2.51%
-------------------------------------------------------------------------------
 * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1997.
** Source: Lipper Analytical Services, Inc.
 # Source: CDA/Wiesenberger.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Bonds - 90.8%
------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                              (000 Omitted)        Value
------------------------------------------------------------------------------
U.S. Bonds - 80.9%
  Aerospace - 2.2%
    Airplane Pass-Through Trust, 10.875s, 2019              $ 75  $     84,377
    BE Aerospace, Inc., 9.875s, 2006                         170       179,350
    K & F Industries, Inc., 9.25s, 2007##                    120       123,000
    MOOG, Inc., 10s, 2006                                    255       280,500
                                                                  ------------
                                                                  $    667,227
------------------------------------------------------------------------------
  Automotive - 3.4%
    Delco Remy International, Inc., 8.625s, 2007            $125  $    126,406
    Exide Corp., 10s, 2005                                    75        79,500
    Hayes Wheels International, Inc., 11s, 2006              100       111,500
    Hayes Wheels International, Inc., 9.125s, 2007           225       232,875
    Mark IV Industries, Inc., 7.5s, 2007                     150       148,755
    Oxford Automotive, Inc., 10.125s, 2007                   250       261,875
    Venture Holdings Trust, 9.75s, 2004                      100        99,500
                                                                  ------------
                                                                  $  1,060,411
------------------------------------------------------------------------------
  Building - 3.7%
    AAF-McQuay, Inc., 8.875s, 2003                          $275  $    272,594
    Building Materials Corp., 8.625s, 2006                    60        61,950
    Building Materials Corp., 8s, 2007##                     225       220,500
    Johns Manville International Group, Inc.,
      10.875s, 2004                                           50        55,500
    Nortek, Inc., 9.875s, 2004                                25        25,563
    Nortek, Inc., 9.25s, 2007                                245       248,062
    Williams Scotsman, Inc., 9.875s, 2007                    250       257,500
                                                                  ------------
                                                                  $  1,141,669
------------------------------------------------------------------------------
  Business Services - 1.7%
    Iron Mountain, Inc., 10.125s, 2006                      $300  $    330,000
    Pierce Leahy Corp., 11.125s, 2006                         49        55,370
    Pierce Leahy Corp., 9.125s, 2007                         125       130,000
                                                                  ------------
                                                                  $    515,370
------------------------------------------------------------------------------
  Chemicals - 1.4%
    Harris Chemical North America, Inc., 10.25s, 2001       $125  $    131,250
    NL Industries, Inc., 11.75s, 2003                        175       193,375
    Sterling Chemicals, Inc., 11.25s, 2007                   100       100,000
                                                                  ------------
                                                                  $    424,625
------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Anacomp, Inc., 10.875s, 2004                            $ 20  $     20,500
------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Chiquita Brands International Inc., 9.125s, 2004        $135  $    140,400
    E & S Holdings Corp., 10.375s, 2006                      250       227,500
    Kindercare Learning Centers, Inc., 9.5s, 2009             80        79,600
    Remington Products Co. LLC, 11s, 2006                     40        33,700
    Synthetic Industries, Inc., 9.25s, 2007                  560       588,000
    Westpoint Stevens, Inc., 9.375s, 2005                    300       315,000
                                                                  ------------
                                                                  $  1,384,200
------------------------------------------------------------------------------
  Containers - 2.8%
    Atlantis Group, Inc., 11s, 2003                         $ 90  $     91,350
    Calmar, Inc., 11.5s, 2005                                100       106,000
    Gaylord Container Corp., 9.75s, 2007                     275       265,375
    Silgan Holdings, Inc., 9s, 2009                          375       383,437
                                                                  ------------
                                                                  $    846,162
------------------------------------------------------------------------------
  Defense Electronics - 1.0%
    United Defense Industries, Inc., 8.75s, 2007##          $300  $    301,875
------------------------------------------------------------------------------
  Electronics - 0.2%
    Clark-Schwebel, Inc., 10.5s, 2006                       $ 50  $     54,500
------------------------------------------------------------------------------
  Entertainment - 3.3%
    Albritton Communications Co., 9.75s, 2007               $375  $    383,437
    AMC Entertainment, Inc., 9.5s, 2009                      250       256,250
    American Skiing Co., 12s, 2006                            25        27,750
    Cinemark USA, Inc., 9.625s, 2008                         225       232,313
    Marvel Holdings, Inc., 0s, 1998**                        185         7,400
    Plitt Theatres, Inc., 10.875s, 2004                      100       108,125
                                                                  ------------
                                                                  $  1,015,275
------------------------------------------------------------------------------
  Food and Beverage Products - 2.0%
    Delta Beverage Group, Inc., 9.75s, 2003##               $310  $    327,050
    Friendly Ice Cream Corp., 10.5s, 2007##                  165       166,650
    Keebler Corp., 10.75s, 2006                              100       112,750
                                                                  ------------
                                                                  $    606,450
------------------------------------------------------------------------------
  Forest and Paper Products - 3.7%
    Florida Coast Paper Co. LLC, 12.75s, 2003               $100  $    106,000
    Pacific Lumber Co., 10.5s, 2003                           75        77,625
    Speciality Paperboard, Inc., 9.375s, 2006                125       129,688
    U.S. Can Corp., 10.125s, 2006                            495       523,462
    U.S. Timberlands, 9.625s, 2007                           280       291,200
                                                                  ------------
                                                                  $  1,127,975
------------------------------------------------------------------------------
  Industrial - 0.9%
    Argo Tech Corp., 8.625s, 2007##                         $280  $    279,300
------------------------------------------------------------------------------
  Information, Paging and Technology - 5.3%
    GlobalStar LP/Capital, 11.375s, 2004                    $195  $    196,463
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006            475       358,625
    McCaw International Ltd., 0s to 2002, 13s to 2007        175       101,500
    NEXTEL Communications, Inc., 0s to 1999, 9.75s to 2004   360       320,400
    NEXTEL Communications, Inc., 0s to 2002, 9.75s
      to 2007##                                              225       138,094
    Orion Network Systems, Inc., 11.25s, 2007                100       113,375
    Orion Network Systems, Inc., 0s to 2002, 12.5s to 2007   200       144,000
    Qwest Communications International, Inc., 0s to 2002,
      9.47s to 2007##                                        250       170,625
    Qwest Communications International, Inc.,
      10.875s, 2007                                           75        85,312
                                                                  ------------
                                                                  $  1,628,394
------------------------------------------------------------------------------
  Machinery - 0.2%
    AGCO Corp., 8.5s, 2006                                  $ 50  $     51,125
------------------------------------------------------------------------------
  Media - 1.9%
    Cablevision Systems Corp., 9.25s, 2005                  $175  $    185,500
    Intermedia Capital Partners IV, LP, 11.25s, 2006         100       110,500
    Intermedia Communications, Inc., 0s to 2002, 11.25s to
      2007                                                   200       145,500
    Outdoor Systems, Inc., 8.875s, 2007                      125       130,625
                                                                  ------------
                                                                  $    572,125
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Beverly Enterprises, Inc., 9s, 2006                     $300  $    310,125
    Physician Sales & Service, Inc., 8.5s, 2007##            140       143,850
    Quorum Health Group, Inc., 8.75s, 2005                   100       103,250
    Tenet Healthcare Corp., 8.625s, 2007                     150       154,875
    Vencor, Inc., 8.625s, 2007                               125       124,687
                                                                  ------------
                                                                  $    836,787
------------------------------------------------------------------------------
  Metals and Minerals - 2.4%
    Haynes International, Inc., 11.625s, 2004               $300  $    342,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006          375       406,875
                                                                  ------------
                                                                  $    748,875
------------------------------------------------------------------------------
  Oil Services - 2.2%
    Clark USA, Inc., 10.875s, 2005                          $315  $    342,956
    Cross Timbers Oil Co., 8.75s, 2009                       335       341,700
                                                                  ------------
                                                                  $    684,656
------------------------------------------------------------------------------
  Oils - 0.3%
    Giant Industries, Inc., 9s, 2007##                      $100  $     99,250
------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Big Flower Press Holdings, Inc., 8.875s, 2007##         $100  $    100,750
    Day International Group, Inc., 11.125s, 2005              50        55,000
    Golden Books Publishing, Inc., 7.65s, 2002                75        71,250
    Transwestern Publishing Co. LP, 9.625s, 2007##            85        88,400
                                                                  ------------
                                                                  $    315,400
------------------------------------------------------------------------------
  Restaurants and Lodging - 5.4%
    Boyd Gaming Corp., 9.5s, 2007                           $375  $    392,812
    Casino America, Inc., 12.5s, 2003                        150       162,750
    Coast Hotels & Casinos, Inc., 13s, 2002                  155       175,150
    Eldorado Resorts LLC, 10.5s, 2006                        100       109,000
    Grand Casinos, Inc., 10.125s, 2003                       350       378,000
    Harveys Casinos Resorts, 10.625s, 2006                    75        81,469
    Red Roof Inns, Inc., 9.625s, 2003                        305       315,675
    Santa Fe Hotel, Inc., 11s, 2000                           65        57,688
                                                                  ------------
                                                                  $  1,672,544
------------------------------------------------------------------------------
  Retail - 1.6%
    Finlay Fine Jewelry Corp., 10.625s, 2003                $250  $    262,500
    Parisian, Inc., 9.875s, 2003                             213       227,910
                                                                  ------------
                                                                  $    490,410
------------------------------------------------------------------------------
  Special Products and Services - 4.4%
    Buckeye Cellulose Corp., 8.5s, 2005                     $190  $    194,275
    Idex Corp., 9.75s, 2002                                   25        25,938
    IMO Industries, Inc., 11.75s, 2006                       200       221,000
    Interlake Corp., 12s, 2001                                75        82,125
    Interlake Corp., 12.125s, 2002                           175       183,750
    International Knife & Saw, Inc., 11.375s, 2006           100       108,250
    Polymer Group, Inc., 9s, 2007                            475       473,812
    Reeves Industries, Inc., 11s, 2002**                      50        37,125
    Thermadyne Industries Holdings Corp., 10.75s, 2003        26        27,430
                                                                  ------------
                                                                  $  1,353,705
------------------------------------------------------------------------------
Steel - 3.8%
    Alaska Steel Holdings Corp., 9.125s, 2006               $225  $    230,062
    Armco, Inc., 9s, 2007                                     70        68,600
    Commonwealth Aluminum Corp., 10.75s, 2006                375       405,000
    GS Technologies Operating, Inc., 12.25s, 2005            100       112,000
    Keystone Consolidated Industries, Inc., 9.625s, 2007##   130       132,600
    Republic Engineered Steels, Inc., 9.875s, 2001           215       204,250
                                                                  ------------
                                                                  $  1,152,512
------------------------------------------------------------------------------
Stores - 0.3%
    Cole National Group, Inc., 8.625s, 2007##               $100  $    100,000
------------------------------------------------------------------------------
Supermarkets - 2.3%
    Jitney-Jungle Stores of America, Inc., 12s, 2006        $125  $    141,875
    Marsh Supermarkets, Inc., 8.875s, 2007                   160       160,800
    Pathmark Stores, Inc., 9.625s, 2003                      110       101,200
    Ralph's Grocery Co., 10.45s, 2004                        175       197,750
    Shoppers Food Warehouse Corp., 9.75s, 2004##             100       102,000
                                                                  ------------
                                                                  $    703,625
------------------------------------------------------------------------------
Telecommunications - 15.7%
    Acme Television LLC, 0s to 2000, 10.875s to 2004##      $150  $    109,875
    Brooks Fiber Properties, Inc., 0s to 2001, 10.875s
      to 2006                                                 50        41,500
    Chancellor Media Corp., 8.75s, 2007                      450       457,875
    Charter Communications Southeast LP, 11.25s, 2006         90        99,000
    Crown Castle International Corp., 0s to 2002, 10.625s
      to 2007##                                              375       235,312
    EchoStar Communications Corp., Principal Stripped,
      0s, 2004                                               335       306,525
    EchoStar Satellite Broadcasting Corp., 0s to 2000,
      13.125s to 2004                                        115        95,450
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007            500       355,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007##           250       249,375
    FrontierVision Holding LP, 0s to 2001, 11.875s to 2007   130        96,200
    GCI, Inc., 9.75s, 2007                                   300       309,750
    Granite Broadcasting Corp., 10.375s, 2005                200       209,500
    Hollinger International Publishing, Inc., 9.25s, 2007    150       157,500
    ITC Deltacom, Inc., 11s, 2007                            125       136,563
    L3 Communications Corp., 10.375s, 2007                   400       432,000
    Lenfest Communications, Inc., 10.5s, 2006                175       194,688
    Mobile Telecommunication Technologies Corp., 13.5s,
      2002                                                    35        40,600
    Nextlink Communications, Inc., 9.625s, 2007              100       103,250
    RCN Corp., 0s to 2002, 11.125s to 2007##                 200       125,500
    Sprint Spectrum LP, 11s, 2006                            250       280,625
    Sygnet Wireless, Inc., 11.5s, 2006                       150       159,000
    Teleport Communications Group, Inc., 0s to 2001,
      11.125s to 2007                                        375       305,625
    Western Wireless Corp., 10.5s, 2007                      225       243,000
    WorldCom, Inc., 8.875s, 2006                              73        78,542
                                                                  ------------
                                                                  $  4,822,255
------------------------------------------------------------------------------
  Transportation - 0.2%
    Moran Transportation Co., 11.75s, 2004                  $ 50  $     55,875
------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    El Paso Electric Co., 8.9s, 2006                        $ 75  $     82,006
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 24,815,083
------------------------------------------------------------------------------
Foreign Bonds - 9.9%
  Canada - 4.7%
    Acetex, Inc., 9.75s, 2003 (Chemicals)                   $165  $    170,775
    CHC Helicopter Corp., 11.5s, 2002 (Aerospace)             75        79,688
    Metronet Communications Corp., 0s to 2002, 10.75s to
      2007 (Telecommunications)##                            300       183,000
    PCI Chemical Canada, Inc., 9.25s, 2007 (Chemicals)##     140       139,300
    Repap New Brunswick, Inc., 10.625s, 2005 (Forest and
      Paper Products)                                        265       251,750
    Rogers Cablesystems, Inc., 10.125s, 2012
      (Telecommunications)                                   300       327,000
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007 (Telecommunications)##                  325       205,562
    Telesystem International Wireless, Inc., 0s to 2002,
      10.5s to 2007 (Telecommunications)##                   150        83,250
                                                                  ------------
                                                                  $  1,440,325
------------------------------------------------------------------------------
  Indonesia - 1.1%
    Indah Kiat Finance Mautitius Ltd., 10s, 2007 (Forest
      and Paper Products)##                                 $395  $    335,750
------------------------------------------------------------------------------
  Luxembourg - 0.9%
    Millicom International Cellular Communications Corp.,
      0s to 2001,
      13.5s to 2006 (Telecommunications)                    $380  $    279,300
------------------------------------------------------------------------------
  Poland - 0.4%
    PTC International Finance BV, 0s to 2002, 10.75s to
      2007 (Telecommunications)##                           $175  $    112,000
------------------------------------------------------------------------------
  United Kingdom - 2.8%
    Dialog Corp. PLC, 11s, 2007 (Telecommunications)## $150 $ 156,375 Bell Cablemedia PLC, 0s to 2000, 11.875s to
      2005 (Telecommunications)                               50        44,306
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                              135       105,637
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                     10         7,775
    Diamond Cable Communications Corp. PLC, 0s to 2002,
      10.75s to 2007 (Telecommunications)                    375       259,687
    Newsquest Capital PLC, 11s, 2006 (Printing and
      Publishing)                                             15        16,838
    Telewest PLC, 9.625s, 2006 (Telecommunications)          225       237,375
    Videotron Holdings PLC, 0s to 2000, 11s to 2005
      (Telecommunications)                                    50        44,225
                                                                  ------------
                                                                  $    872,218
------------------------------------------------------------------------------
Total Foreign Bonds                                               $  3,039,593
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $27,231,568)                        $ 27,854,676
------------------------------------------------------------------------------
Convertible Bond - 0.5%
------------------------------------------------------------------------------
    Exide Corp., 2.9s, 2005## (Identified Cost, $142,535)   $225  $    145,969
------------------------------------------------------------------------------

Stocks
------------------------------------------------------------------------------
Issuer                                                    Shares         Value
------------------------------------------------------------------------------
  Information, Paging and Technology
    NEXTEL Communications, Inc.* (Identified Cost, $6,000)   371  $      9,646
------------------------------------------------------------------------------
Preferred Stocks - 3.6%
------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Renaissance Cosmetics, Inc., 14s+#                       139  $     69,500
------------------------------------------------------------------------------
  Entertainment - 1.7%
    Time Warner, Inc., 10.25s                                447  $    505,110
------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Supermarkets General Holdings Corp., $3.52 Exch.,
      2007#                                                1,500  $     15,188
------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Cablevision Systems Corp., 11.125s*                    2,973  $    343,381
    Primedia, Inc., 10s                                    1,500       156,375
                                                                  ------------
                                                                  $    499,756
------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $989,259)                $  1,089,554
------------------------------------------------------------------------------
Warrants - 0.1%
------------------------------------------------------------------------------
    Esat Holdings Ltd. (Telecommunications)*                 500  $     17,500
    GlobalStar Telecommunications (Telecommunications)*##    195        19,890
    McCaw International Ltd. (Telecommunications)*           175           219
    Orion Network Systems, Inc. (Telecommunications)*        100         1,000
    Orion Network Systems, Inc. (Telecommunications)*        200         4,000
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)*                                             129             1
------------------------------------------------------------------------------
Total Warrants (Identified Cost, $26,548)                         $     42,610
------------------------------------------------------------------------------
Short-Term Obligation - 0.7%
------------------------------------------------------------------------------
                                                Principal Amount
                                                    000 Omitted)
------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 1/02/98, at
      Amortized Cost                                        $200  $    199,973
------------------------------------------------------------------------------
Total Investments (Identified Cost, $28,595,883)                  $ 29,342,428
Other Assets, Less Liabilities - 4.3%                                1,319,138
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 30,661,566
------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $28,595,883)           $29,342,428
  Cash                                                                24,964
  Receivable for Series shares sold                                  964,304
  Receivable for investments sold                                    146,441
  Interest receivable                                                542,504
  Receivable from investment adviser                                     933
  Deferred organization expenses                                       4,719
  Other assets                                                           114
                                                                 -----------
      Total assets                                               $31,026,407
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   359,269
  Payable to affiliates for -
    Management fee                                                       617
    Shareholder servicing agent fee                                       30
  Accrued expenses and other liabilities                               4,925
                                                                 -----------
      Total liabilities                                          $   364,841
                                                                 -----------
Net assets                                                       $30,661,566
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $27,461,243
  Unrealized appreciation on investments                             746,545
  Accumulated undistributed net realized gain on investments         624,907
  Accumulated undistributed net investment income                  1,828,871
                                                                 -----------
      Total                                                      $30,661,566
                                                                 ===========
Shares of beneficial interest outstanding                         2,484,788
                                                                  =========
Net assset value per share
  (net assets of $30,661,566 / 2,484,788 shares of beneficial
  interest outstanding)                                             $12.34
                                                                    ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $2,047,620
    Dividends                                                           10,188
                                                                    ----------
      Total investment income                                       $2,057,808
                                                                    ----------
  Expenses -
    Management fee                                                  $  169,309
    Trustees' compensation                                               2,033
    Shareholder servicing agent fee                                      7,938
    Administrative fee                                                   2,774
    Printing                                                            29,129
    Auditing fees                                                       29,015
    Custodian fee                                                       16,437
    Amortization of organization expenses                                1,837
    Legal fees                                                           1,520
                                                                    ----------
      Total expenses                                                $  259,992
    Fees paid indirectly                                                (3,335)
    Reduction of expenses by investment adviser                        (30,909)
                                                                    ----------
      Net expenses                                                  $  225,748
                                                                    ----------
        Net investment income                                       $1,832,060
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $  626,112
  Change in unrealized appreciation on investments                     469,575
                                                                    ----------
    Net realized and unrealized gain on investments                 $1,095,687
                                                                    ----------
      Increase in net assets from operations                        $2,927,747
                                                                    ==========

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                               ---------------------------------------
                                                                          1997                    1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $ 1,832,060             $   608,726
  Net realized gain on investments                                     626,112                 116,891
  Net unrealized gain on investments                                   469,575                 248,395
                                                                   -----------             -----------
    Increase in net assets from operations                         $ 2,927,747             $   974,012
                                                                   -----------             -----------

Distributions declared to shareholders -
  From net investment income                                       $   --                  $  (596,086)
  From net realized gain on investments                                --                     (114,491)
                                                                   -----------             -----------
      Total distributions declared to shareholders                 $   --                  $  (710,577)
                                                                   -----------             -----------
Net increase in net assets from Series share transactions          $14,739,696             $10,784,197
                                                                   -----------             -----------
      Total increase in net assets                                 $17,667,443             $11,047,632
Net assets:
  At beginning of period                                            12,994,123               1,946,491
                                                                   -----------             -----------
  At end of period (including accumulated undistributed net
    investment income of $1,828,871 and $12,995, respectively)     $30,661,566             $12,994,123
                                                                   ===========             ===========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------
                                                         Year Ended December 31,
                                     -------------------------------------------                 Period Ended
                                                1997                        1996           December 31, 1995*
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $10.87                      $10.29                       $10.00
                                              ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                    $ 0.95                      $ 0.89                       $ 0.34
  Net realized and unrealized
    gain on investments                         0.52                        0.32                         0.18
                                              ------                      ------                       ------
    Total from investment operations          $ 1.47                      $ 1.21                       $ 0.52
                                              ------                      ------                       ------
Less distributions declared to shareholders -
  From net investment income                  $  --                       $(0.53)                      $(0.23)
  From net realized gain on investments          --                        (0.10)                         --
                                              ------                      ------                       ------
      Total distributions declared to
         shareholders                         $  --                       $(0.63)                      $(0.23)
                                              ------                      ------                       ------
Net asset value - end of period               $12.34                      $10.87                       $10.29
                                              ======                      ======                       ======
Total return                                  13.52%                      11.80%                        5.25%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                     1.00%                       1.00%                        1.00%+
  Net investment income                        8.17%                       8.18%                        8.17%+
Portfolio turnover                              139%                        135%                          32%
Net assets at end of period
  (000 omitted)                              $30,662                     $12,994                       $1,946

   * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
 (S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Serie at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
  Net investment income                       $ 0.93                      $ 0.82                       $ 0.20
  Ratios (to average net assets):
    Expenses                                   1.15%                       1.62%                        4.38%+
    Net investment income                      8.02%                       7.56%                        4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is composed of the following 12 series MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 13 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Series uses the effective interest method for reporting interest income on payment- in-kind
(PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally nonrecurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, $17,231 was reclassified to paid in capital with $16,184 from accumulated undistributed net investment income and $1,047 from accumulated net realized gain on investments., due to differences between book and tax accounting for currency transactions and equalization. This change had no effect on the net assets or the net asset value per share.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $ 94,049.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $45,771,181 and $29,964,265, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $28,600,039
                                                                  -----------
Gross unrealized appreciation                                     $ 1,117,009
Gross unrealized depreciation                                        (374,620)
                                                                  -----------
    Net unrealized appreciation                                   $   742,389
                                                                  ===========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


                                    Year Ended December 31, 1997   Year Ended December 31, 1996
                                    ----------------------------   ----------------------------
                                          Shares          Amount       Shares            Amount
-----------------------------------------------------------------------------------------------
Shares sold                            2,948,827   $  34,268,303    1,753,000       $18,788,696
Shares issued to shareholders in
  reinvestment of distributions           --             --            65,370           710,575
Shares reacquired                     (1,659,364)    (19,528,607)    (812,190)       (8,715,074)
                                     -----------   -------------   ----------       -----------
    Net increase                       1,289,463   $  14,739,696    1,006,180       $10,784,197
                                     ===========   =============   ==========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $149.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1997, the Series owned the following restricted securities (constituting 0.2% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

                                                 Share
Description                Date of Acquisition  Amount        Cost      Value
-----------------------------------------------------------------------------
Renaissance Cosmetics, 14s           8/08/1996     139    $110,100    $69,500

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the Series) (one of the series constituting MFS Variable Insurance Series) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VHI-2 2/98 14.1M